RISKS AND UNCERTAINTIES	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
EBP, Risk and Uncertainty [Line Items]
RISKS AND UNCERTAINTIES

NOTE C - RISKS AND UNCERTAINTIES

The Plan provides for various investment options in any combination of stocks, fixed income securities, mutual funds and other investment securities. Investment securities are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amount reported in the Statements of Net Assets Available for Benefits.